Financial Risk Management	12 Months Ended
Jun. 30, 2019
Financial Instruments [Abstract]
Financial Risk Management
FINANCIAL RISK MANAGEMENT

The group's operating activities expose it to a variety of financial risks: market risk (including commodity price risk, currency risk, cash flow interest rate risk and other price risk), credit risk and liquidity risk. The group may use derivative financial instruments to hedge certain risk exposures.

The group's financial assets and liabilities are classified as set out below:

Figures in million (SA rand)	Debt instruments at amortised cost	Equity instruments designated at fair value through OCI	Derivatives designated as cash flow hedges	Derivatives at fair value through profit or loss	Debt instruments at fair value through profit or loss	Financial liabilities at amortised cost

At 30 June 2019

Financial assets

Restricted cash	136	—	—	—	—	—
Restricted investments	2 045	—	—	—	1 256	—
Other non-current assets	3	59	—	—	271	—
Non-current derivative financial instruments	—	—	24	173	—	—
- Rand gold hedging contracts	—	—	23	—	—	—
- US$ commodity contracts	—	—	1	—	—	—
- Foreign exchange hedging contracts	—	—	—	173	—	—
Current derivative financial instruments	—	—	26	283	—	—
- Rand gold hedging contracts	—	—	22	—	—	—
- US$ commodity contracts	—	—	4	—	—	—
- Foreign exchange hedging contracts	—	—	—	283	—	—
Trade and other receivables	627	—	—	—	—	—
Cash and cash equivalents	993	—	—	—	—	—

Financial liabilities

Non-current derivative financial instruments	—	—	172	—	—	—
- Rand gold hedging contracts	—	—	158	—	—	—
- US$ commodity contracts	—	—	14	—	—	—
Current derivative financial instruments	—	—	205	65	—	—
- Rand gold hedging contracts	—	—	164	61	—	—
- US$ commodity contracts	—	—	41	2	—	—
- Foreign exchange hedging contracts	—	—	—	2	—	—
Borrowings	—	—	—	—	—	5 915
Other non-current liabilities	—	—	—	—	—	2
Trade and other payables	—	—	—	—	—	930

4	FINANCIAL RISK MANAGEMENT continued

Figures in million (SA rand)	Loans and receivables	Available-for-sale financial assets	Held-to-maturity investments	Hedging instruments	Fair value through profit or loss	Financial liabilities at amortised cost

At 30 June 2018

Financial assets

Restricted cash	115	—	—	—	—	—
Restricted investments	23	—	2 335	—	913	—
Other non-current assets	253	8	—	—	—	—
Non-current derivative financial instruments	—	—	—	70	14	—
Current derivative financial instruments	—	—	—	412	127	—
Trade and other receivables	626	—	—	—	—	—
Cash and cash equivalents	706	—	—	—	—	—

Financial liabilities

Non-current derivative financial instruments	—	—	—	—	10	—
Current derivative financial instruments	—	—	—	—	205	—
Borrowings	—	—	—	—	—	5 614
Other non-current liabilities	—	—	—	—	—	1
Trade and other payables	—	—	—	—	—	769

Risk management is carried out by a central treasury department (Group treasury) under policies approved by the board of directors. Group treasury identifies, evaluates and hedges certain selected financial risks in close cooperation with the group's operating units. The audit and risk committee and the board provides written principles for overall risk management, as well as written policies covering specific areas, such as commodity price risk, foreign exchange risk, interest rate risk, credit risk, use of derivative financial instruments and non-derivative financial instruments, and the investment of excess liquidity.
MARKET RISK
Foreign exchange risk

The group operates internationally and is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to the US dollar (US$). Foreign exchange risk arises when future commercial transactions or recognised assets or liabilities are denominated in a currency that is not the entity’s functional currency. The majority of Harmony’s revenues are sensitive to the R/US$ exchange rate as all revenues are generated by gold sales denominated in US$. Harmony may enter into hedging transactions to reduce this risk. The limit currently set by the board is 25% of the group's foreign exchange risk exposure for a period of 24 months. Refer to note 18 for details of the contracts. The audit and risk committee review the details of the programme quarterly.

The group is exposed to foreign exchange risk arising from borrowings and cash denominated in a currency other than the functional currency of that entity.

The group has reviewed its foreign currency exposure on financial assets and financial liabilities and has identified the following sensitivities for a 10% change in the exchange rate that would affect profit or loss. Management considers a range between 10% and 20% to be a reasonable change given the volatility in the market. The analysis has been performed on the same basis for 2018.

4	FINANCIAL RISK MANAGEMENT continued

MARKET RISK continued

Foreign exchange risk continued

	SA rand
Figures in million	2019	2018

Sensitivity analysis - borrowings

Rand against US$

Balance at 30 June	4 143	5 114
Strengthen by 10%	414	511
Weaken by 10%	(414)	(511)

Closing rate	14.13	13.81

US$ against Kina

Balance at 30 June	283	—
Strengthen by 10%	26	—
Weaken by 10%	(31)	—

Closing rate	0.30	0.30

Sensitivity analysis - financial instruments

Rand against US$

Balance at 30 June	454	(136)
Strengthen by 10%	567	666
Weaken by 10%	(1 511)	(625)

Closing rate	14.13	13.81

US$ against Kina

Balance at 30 June	211	30
Strengthen by 10%	19	3
Weaken by 10%	(23)	(3)

Closing rate	0.30	0.30
Commodity price sensitivity

The profitability of the group’s operations, and the cash flows generated by those operations, are affected by changes in the market price of gold, and in the case of Hidden Valley, silver as well. Harmony entered into rand gold and US dollar forward gold sale contracts to manage the variability in cash flows from the group’s production, in order to create cash certainty and protect the group against lower commodity prices. The general limit for gold hedging currently set by the board is 20% for a 24-month period. In response to the increase in the rand gold price, this limit was temporarily increased to 24% just before year-end to accommodate additional hedging for certain more marginal operations. This increased limit normalises back to 20% by the end of the 2020 financial year. The limit set by the board is 50% of silver exposure over a 24-month period.

Management continues to top up these programmes as and when opportunities arise to lock in attractive margins for the business, but are not required to maintain hedging at these levels. The audit and risk committee review the details of the programme quarterly.

The exposure to the variability in the price of gold is managed by entering into gold forward sales contracts for a portion of the group's production. A portion of the production of the South African operations is linked to rand gold forward contracts and US$ gold forward contracts were entered into for the production from Hidden Valley. The exposure to the variability in the price of silver for Hidden Valley is managed by entering into US$/silver zero cost collars. These contracts have not been designated as hedging instruments for hedge accounting and the gains and losses are accounted for in the income statement.

4	FINANCIAL RISK MANAGEMENT continued

MARKET RISK continued

Commodity price sensitivity continued

Refer to note 18 and the fair value determination for financial assets and liabilities section below for further detail on these contracts.

The group has reviewed its exposure to commodity linked instruments and has identified the following sensitivities for a 10% change in the commodity price specified per contract that would affect other comprehensive income and profit or loss. Management considers a range between 10% and 20% to be a reasonable change given the recent volatility in the market. The analysis has been performed on the same basis for 2018.

	SA rand
Figures in million	2019	2018

Sensitivity analysis

Rand gold derivatives

Profit or loss
Increase by 10%	(76)	—
Decrease by 10%	79	—

Other comprehensive income
Increase by 10%	(1 162)	(522)
Decrease by 10%	1 174	515

US$ gold derivatives

Profit or loss
Increase by 10%	(20)	(166)
Decrease by 10%	20	167

Other comprehensive income
Increase by 10%	(110)	—
Decrease by 10%	113	—

US$ silver derivatives

Profit or loss
Increase by 10%	—	(14)
Decrease by 10%	4	15

Other price risk

The group is exposed to the risk of fluctuations in the fair value of fair value through profit or loss financial assets as a result of changes in market prices (other than changes in interest rates and foreign currencies). Harmony generally does not use any derivative instruments to manage this risk.

Sensitivity analysis

Certain of the restricted investments are linked to the Top 40 Index on the JSE. A 10% increase in the Top 40 index at the reporting date, with all other variables held constant, would have increased profit or loss by R76 million (2018: R42 million); an equal change in the opposite direction would have decreased profit or loss by R17 million (2018: R32 million).
Interest rate risk

The group's interest rate risk arises mainly from long-term borrowings. The group has variable interest rate borrowings. Variable rate borrowings expose the group to cash flow interest rate risk. The group has not entered into interest rate swap agreements as this is a risk that management is prepared to take as the risk is deemed to be low. The audit and risk committee reviews the exposures quarterly.

Interest rate risk arising from long-term borrowings is offset by cash, restricted cash and restricted investments held at variable rates.
A change of 100 basis points in interest rates at the reporting date would have increased/(decreased) profit or loss before tax by the amounts shown below. This analysis assumes that all other variables remain constant. The analysis has been performed on the same basis for 2018.

	SA rand
Figures in million	2019	2018

Sensitivity analysis - borrowings (finance costs)

Increase by 100 basis points	(59)	(56)
Decrease by 100 basis points	59	56

Sensitivity analysis - financial assets (interest received)

Increase by 100 basis points	44	32
Decrease by 100 basis points	(44)	(32)

CREDIT RISK

Credit risk is the risk that a counterparty may default or not meet its obligations in a timely manner. Financial instruments, which subject the group to concentrations of credit risk, consist of restricted cash, restricted investments, derivative financial assets, trade and other receivables (excluding non-financial instruments) and cash and cash equivalents.

Assessment of credit risk

In April 2017, two of the three international rating agencies, Standard and Poor's (S&P) and Fitch, downgraded South Africa's long-term sovereign credit rating. Moody's has kept the sovereign credit risk of South Africa as investment grade. This was largely limited to international scale ratings, not the national scale ratings. The ratings have remained the same since then, with a change in outlook by Fitch from Stable to Negative in July 2019.

The group has identified the following risks as a result of this downgrade, which are:

•	Increased credit risk;

•	Increased cost of capital; and

•	Difficulty in obtaining funding.

In assessing the credit worthiness of local institutions, management uses the national scale long-term ratings which are unchanged. Management will continue monitoring these ratings.

Exposure to credit risk on trade and other receivables is monitored on a regular basis. The credit risk arising from restricted cash, cash and cash equivalents, restricted investments and derivative financial assets is managed by ensuring amounts are only invested with financial institutions of good credit quality based on external credit ratings. The group has policies that limit the amount of credit exposure to any one financial institution. The audit and risk committee reviews the exposure on a quarterly basis.

The group’s maximum exposure to credit risk is represented by the carrying amount of all financial assets determined to be exposed to credit risk, amounting to R5 837 million as at 30 June 2019 (2018: R5 602 million).

The social plan trust fund of R28 million (2018: R33 million) has been invested in unit trusts comprising shares in listed companies.

4	FINANCIAL RISK MANAGEMENT continued

CREDIT RISK continued

Assessment of credit risk continued

Financial institutions' credit rating by exposure (Source: Fitch Ratings and Global Credit Ratings)

	SA rand
Figures in million	2019	2018

Cash and cash equivalents

AA	671	623
AA-	322	83

	993	706

Restricted cash

AA	109	94
AA-	27	21

	136	115

Restricted investments (environmental trusts)

AA+	—	1 498
AA	3 273	1 740

	3 273	3 238

Derivative financial assets

AA+	—	130
AA	393	354
AA-	69	139
A+	44	—

	506	623

Expected credit loss assessment

The group recognises loss allowances for expected credit losses (ECLs) on financial assets measured at amortised cost. The group's debt instruments at amortised cost consist of cash and cash equivalents, restricted cash, a portion of restricted investments and trade and other receivables. The assessment of ECLs for the different debt instruments is discussed below:

Cash and cash equivalents
The cash and cash equivalents are held with banks and financial institutions which are rated AA- to AA (see above). The ECL on cash and cash equivalents has been determined using the simplification that allows the group to assume that the credit risk on financial instruments determined to have low credit risk at the reporting date, has not increased significantly since initial recognition of the financial instrument. The ECL was estimated with reference to a probability of default model using external credit ratings in determining the default risk of counterparites. The ECL was determined to be immaterial.

Restricted cash and investments
The restricted cash and investments relate largely to the environmental trust funds. These funds are held with banks and financial institutions which are rated AA- to AA (see above). Impairment of environmental trust funds has been determined using the simplification that allows the group to assume that the credit risk on financial instruments determined to have low credit risk at the reporting date, has not increased significantly since initial recognition of the financial instrument. The group considers that its environmental trust funds have low credit risk based on the external credit ratings of the counterparties with which the funds are deposited with. The ECL was estimated with reference to a probability of default model using external credit ratings in determining the default risk of counterparites.

4	FINANCIAL RISK MANAGEMENT continued

CREDIT RISK continued

Expected credit loss assessment continued

Restricted cash and investments continued
Concentration of credit risk on restricted cash and environmental trust funds is considered minimal due to the group’s investment risk management and counterparty exposure risk management policies. The ECL was determined to be immaterial.

Trade and other receivables
The group’s exposure to credit risk arising from trade receivables (metals) and other trade receivables is influenced mainly by the individual characteristics of each customer.

Trade receivables result largely from the sale of gold and are fully performing. Exposure to credit risk on receivables from gold sales is limited through payment terms of two to three days after recognition of revenue for gold sales. The majority of other receivables comprise of a limited number of individually significant customers. The group determines the ECL on trade receivables and individually significant other receivable balances with reference to a probability of default model using external credit ratings in determining the default risk of counterparites. The external credit ratings used range between BBB- to A+. The ECL was determined to be immaterial.

Loss allowances on individually insignificant other trade receivables has been determined using the simplified ECL approach using a provision matrix and reflects the short-term maturities of the exposures and past experienced credit judgement. Refer to note 19 for details on the amount of the loss allowance recognised and the stratification of trade and other receivables for purposes of the assessment.
LIQUIDITY RISK

Prudent liquidity risk management implies maintaining sufficient cash and marketable securities, and the availability of funding through an adequate amount of committed credit facilities.

In the ordinary course of business, the group receives cash from its operations and is required to fund working capital and capital expenditure requirements. Management prepares cash flow forecasts weekly and ensures that surplus funds are invested in a manner to achieve market-related returns and to provide sufficient liquidity at the minimum risk. The group maintains and refinances committed credit facilities as medium-term forecasts require. The audit and risk committee reviews the updated forecasts quarterly. The group is able to actively source financing at competitive rates. Where necessary, funds will be drawn from its revolving credit facilities (refer to note 29).

The following are the undiscounted contractual maturities of financial liabilities (including principal and interest payments assuming the closing R/US$ exchange rate and interest rate at year end):

	SA rand
Figures in million	Current	More than 1 year

2019

Other non-current liabilities	—	2
Trade and other payables (excluding non-financial liabilities)	930	—
Derivative financial liabilities	280	194
Borrowings
Due between 0 to six months	242	—
Due between six to 12 months	241	—
Due between one to two years	—	4 578
Due between two to four years	—	1 624

	1 693	6 398

4	FINANCIAL RISK MANAGEMENT continued

LIQUIDITY RISK continued

	SA rand
Figures in million	Current	More than 1 year

2018

Other non-current liabilities	—	1
Trade and other payables (excluding non-financial liabilities)	769	—
Derivative financial liabilities	124	95
Borrowings
Due between 0 to six months	702	—
Due between six to 12 months	—	—
Due between one to two years	—	584
Due between two to four years	—	5 002

	1 595	5 682
CAPITAL RISK MANAGEMENT

The primary objective of managing the group’s capital is to ensure that there is sufficient capital available to support the funding requirements of the group, in a way that optimises the cost of capital and matches the current strategic business plan.

The group manages and makes adjustments to the capital structure, which consists of debt and equity, as and when borrowings mature or when funding is required. This may take the form of raising equity, market or bank debt or hybrids thereof. In doing so, the group ensures it stays within the debt covenants agreed with lenders. The group may also sell assets to reduce debt or schedule projects to manage the capital structure.

During the 2018 financial year the level of gearing increased with R4 021 million due to the funding required for the acquisition of the Moab Khotsong operations (refer to note 12). Notwithstanding, the group continues to follow a conservative approach to debt and prefers to maintain low levels of gearing.

Net debt is as follows:

	SA rand
Figures in million	2019	2018

Cash and cash equivalents	993	706
Borrowings	(5 915)	(5 614)

Net debt	(4 922)	(4 908)

There were no changes to the group's approach to capital management during the year.
FAIR VALUE DETERMINATION FOR FINANCIAL ASSETS AND LIABILITIES

The fair value levels of hierarchy are as follows:

Level 1:	Quoted prices (unadjusted) in active markets;

Level 2:	Inputs other than quoted prices included within level 1 that are observable for the asset, either directly (that is, as prices) or indirectly (that is, derived from other prices);

Level 3:	Inputs for the asset that are not based on observable market data (that is, unobservable inputs).

The following table sets out the group’s assets and liabilities measured at fair value by level within the fair value hierarchy:

	SA rand
Figures in million	At 30 June 2019		At 30 June 2018

	Level 2	Level 3	Level 2	Level 3

Fair value through other comprehensive income
Other non-current assets (a)	—	59	—	8
Fair value through profit or loss
Restricted investments (b)	1 256	—	913	—
Derivative financial assets (c)	507	—	623	—
Derivative financial liabilities (c)	(422)	—	(215)	—
Other non-current assets (d)	—	271	—	—

(a)
The increase in level 3 fair value measurement relates to the equity investment in Rand Mutual Assurance previously carried at cost. Refer to note 2. The fair value of the investment was estimated with reference to an independent valuation. The valuation was performed using a discounted cash flow model. In valuating the group's share of the business, common practice marketability and minority discounts as well as additional specific risk discounts were applied.

(b)
The majority of the balance is directly derived from the Top 40 index on the JSE, and is discounted at market interest rate. This relates to equity-linked deposits in the group's environmental rehabilitation trust funds. The balance of the environmental trust funds are carried at amortised cost and therefore not disclosed here.

(c)	The mark-to market remeasurement of the derivative contracts was determined as follows:

•	Forex hedging contracts comprise of zero cost collars and FECs:
The zero cost collars were valued using a Black-Scholes valuation technique derived from spot rand/US$ exchange rate inputs, implied volatilities on the rand/US$ exchange rate, rand/US$ inter-bank interest rates and discounted at market interest rate (zero-coupon interest rate curve). The value of the FECs is derived from the forward rand/US$ exchange rate and discounted at market interest rate (zero-coupon interest rate curve).

•
Rand gold hedging contracts (forward sale contracts): spot Rand/US$ exchange rate, Rand and dollar interest rates (forward points), spot US$ gold price, differential between the US interest rate and gold lease interest rate which is discounted at market interest rate.

•	US$ gold hedging contracts (forward sale contracts): spot US$ gold price, differential between the US interest rate and gold lease interest rate and discounted at market interest rate.

•
Silver hedging contracts (zero cost collars): a Black-Scholes valuation technique, derived from spot US$ silver price, strike price, implied volatilities, time to maturity and interest rates and discounted at market interest rate.

(d)
The increase in level 3 fair value measurement relates to the ARM BBEE loan that was previously carried at amortised cost. Refer to note 17. The fair value was calculated using a discounted cash flow model taking into account projected interest payments and the projected share price for African Rainbow Minerals Limited (ARM) on the expected repayment date.

The carrying values (less any impairment allowance) of short-term financial instruments are assumed to approximate their fair values.

The fair values of borrowings are not materially different to their carrying amounts since the interest payable on those borrowings is at floating interest rates. The fair value of borrowings are based on discounted cash flows using a current borrowing rate. The determination of the fair values are level 3 in the fair value hierarchy due to the use of unobservable inputs, including own credit risk.